Exhibit 32.2

CERTIFICATION PURSUANT TO

RULE 13a-14(b) UNDER THE

SECURITIES EXCHANGE ACT OF 1934

In connection with the Quarterly Report of Teleflex Incorporated (the “Company”) on Form 10-Q for the period ending September 25, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard A. Meier, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

Date: October 25, 2011	/s/ Richard A. Meier
Richard A. Meier
Executive Vice President and Chief Financial Officer